Exhibit 99.1

VMware Board Names Raghu Raghuram as CEO

Sumit Dhawan Appointed President, Zane Rowe to Continue as CFO

Announces Preliminary Q1 FY22 Results

PALO ALTO, Calif.—May 12, 2021— VMware (NYSE: VMW) today announced that its Board of Directors has appointed Rangarajan (Raghu) Raghuram as Chief Executive Officer and member of the Board of Directors, effective June 1, 2021. An industry veteran, Raghuram is a strategic business leader who currently holds the position of Executive Vice President and Chief Operating Officer, Products and Cloud Services at VMware.

“I am thrilled to have Raghu step into the role of CEO at VMware. Throughout his career, he has led with integrity and conviction, playing an instrumental role in the success of VMware,” commented Michael Dell, chairman of the VMware Board of Directors. “Raghu is now in position to architect VMware’s future, helping customers and partners accelerate their digital businesses in this multi-cloud world.”

Since joining VMware in 2003, Raghuram has helped steer the company’s strategic direction and its technology evolution throughout VMware’s rich history. He helped grow the core virtualization business, drove VMware’s software defined data center strategy, constructed and guided VMware’s cloud computing business and SaaS transformation efforts, played a pivotal role in the company’s M&A strategy, and has been key in driving partnerships with Dell Technologies, hyper-scalers and other strategic partners.

“VMware is uniquely poised to lead the multi-cloud computing era with an end-to-end software platform spanning clouds, the data center and the edge, helping to accelerate our customers’ digital transformations,” said Raghu Raghuram. “I am honored, humbled and excited to have been chosen to lead this company to a new phase of growth. We have enormous opportunity, we have the right solutions, the right team, and we will continue to execute with focus, passion, and agility.”

“After a thorough and thoughtful search, the Board concluded that Raghu is the best person to lead the company as CEO, because he embodies our innovative culture, represents our values, and has a clear vision for VMware’s future,” said Paul Sagan, VMware’s lead independent director. “We also want to thank Zane Rowe for his leadership as Interim CEO and the crucial role he plays continuing as CFO.”

VMware also announced that Sumit Dhawan has been named President, leading all go-to-market functions including Worldwide Sales, Worldwide Partner and Commercial Organization, Customer Experience and Success (CXS), Marketing, and Communications. With his broad experience building and scaling subscription businesses and his customer-centric orientation, Dhawan is ideally suited to take on leadership of these teams. Dhawan currently serves as Senior Vice President and Chief Customer Officer at VMware where he has helped design the business strategy for emerging multi-cloud and subscriptions offerings, transforming how VMware’s customers can consume VMware services.

Sanjay Poonen, currently Chief Operating Officer, Customer Operations, has made the personal decision to leave VMware after his 7 years at the company, most recently leading Customer Operations and prior to that leading End-User Computing. “On behalf of the Board and the company, we thank Sanjay for his many contributions to VMware and wish him well in his future endeavors,” commented Sagan.

“I extend my warm congratulations to Raghu on his promotion to CEO and know he will take the company to new heights,” commented Sanjay Poonen, Chief Operating Officer, Customer Operations, VMware. “I will be cheering on the company’s success, as I embark on my next adventure.”

Preliminary Results for Q1, Fiscal Year 2022

Revenue for the first quarter of fiscal 2022 is expected to be $2.994 billion, an increase of 9.5% from the first quarter of fiscal 2021.

The combination of Subscription and SaaS and license revenue is expected to be $1.387 billion, an increase of 12.5% from the first quarter of fiscal 2021.

GAAP operating margin for the first quarter is expected to be 18.7%, and non-GAAP operating margin is expected to be 30.8%.

GAAP net income per diluted share is expected to be $1.01 per diluted share, and non-GAAP net income per diluted share is expected to be $1.76 per diluted share.

Additional details regarding VMware’s first quarter financial results will be announced after market close on Thursday, May 27, 2021. The company will host a conference call at 1:30 p.m. PT/ 4:30 p.m. ET that day to review financial results and business outlook. A live web broadcast of the event will be available on the VMware Investor Relations website at http://ir.vmware.com. The replay of the webcast will be available for two months.

###

About VMware

VMware software powers the world’s complex digital infrastructure. The company’s cloud, app modernization, networking, security, and digital workspace offerings help customers deliver any application on any cloud across any device. Headquartered in Palo Alto, California, VMware is committed to being a force for good, from its breakthrough technology innovations to its global impact. For more information, please visit https://www.vmware.com/company.html.

Additional Information

VMware’s website is located at www.vmware.com, and its investor relations website is located at http://ir.vmware.com. VMware’s goal is to maintain the investor relations website as a portal through which investors can easily find or navigate to pertinent information about VMware, all of which is made available free of charge. The additional information includes: materials that VMware files with the SEC; announcements of investor conferences, speeches and events at which its executives talk about its products, services and competitive strategies; webcasts of its quarterly earnings calls, investor conferences and events (archives of which are also available for a limited time); additional information on its financial metrics, including reconciliations of non-GAAP financial measures to the most directly comparable GAAP measures; press releases on quarterly earnings, product and service announcements, legal developments and international news; corporate governance information; other news, blogs and announcements that VMware may post from time to time that investors may find useful or interesting; and opportunities to sign up for email alerts and RSS feeds to have information pushed in real time.

VMware is a registered trademark or trademark of VMware, Inc. or its subsidiaries in the United States and other jurisdictions. All other marks and names mentioned herein may be trademarks of their respective organizations.

Use of Non-GAAP Financial Measures

Reconciliations of non-GAAP financial measures to VMware’s financial results as determined in accordance with GAAP are included at the end of this press release following the accompanying financial data. For a description of these non-GAAP financial measures, including the reasons management uses each measure, please see “About Non-GAAP Financial Measures.”

Forward-Looking Statements

This press release contains forward-looking statements including, among other things, statements regarding preliminary financial results for the first quarter of VMware’s fiscal year 2022 (“FY22 Q1”), including with respect to expectations for revenue, combined subscription and SaaS and license revenue, GAAP and non-GAAP operating margin and GAAP and non-GAAP net income per diluted share. These forward-looking statements are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors. VMware’s expectations about its quarterly results are based on preliminary information about FY22 Q1 and are subject to revision. Although the quarter is now completed, VMware is still completing its standard financial reporting closing procedures. Accordingly, as VMware completes its normal quarter-end closing and review processes, actual results could differ materially from its preliminary estimates. Factors that could cause VMware’s actual results for the FY22 Q1 to differ materially from those contemplated by these forward-looking statements include, but are not limited to: (1) quarter-end closing and review processes developments, such as changes in preliminary results due to inaccurate data or assumptions, unforeseen expenses, changes in estimates or judgments related to tax liabilities, potential goodwill impairments, potential litigation, bad debts or other contingencies, and facts or circumstances affecting the application of VMware’s critical accounting policies, including revenue recognition; (2) disruptions resulting from personnel changes; (3) the impact of the COVID-19 pandemic on our operations; (4) the continued risk of litigation and regulatory actions; (5) VMware’s relationship with Dell Technologies and Dell’s ability to control matters requiring stockholder approval, including the election of VMware’s board members and matters relating to Dell’s investment in VMware; and (6) risks associated with cyber-attacks, information security and data privacy. These forward-looking statements are made as of the date of this press release, are based on current expectations and are subject to uncertainties and changes in condition, significance, value and effect as well as other risks detailed in documents filed with the Securities and Exchange Commission, including VMware’s most recent reports on Form 10-K and Form 10-Q and current reports on Form 8- K that we may file from time to time, which could cause actual results to vary from expectations. VMware assumes no obligation to, and does not currently intend to, update any such forward-looking statements after the date of this release.

Contacts:

Paul Ziots

VMware Investor Relations

pziots@vmware.com

650-427-3267

Michael Thacker

VMware Corporate PR

mthacker@vmware.com

650-427-4454

VMware, Inc.

PRELIMINARY RECONCILIATION OF GAAP TO NON-GAAP OPERATING MARGIN

(unaudited)

Three Months Ended
April 30, 2021
GAAP operating margin	18.7%
Stock-based compensation	8.8
Intangible amortization	2.6
Acquisition, disposition and other items	0.7

Non-GAAP operating margin	30.8%

VMware, Inc.

PRELIMINARY RECONCILIATION OF GAAP TO NON-GAAP NET INCOME PER DILUTED SHARE

(unaudited)

Three Months Ended
April 30, 2021
GAAP net income per diluted share	$1.01
Stock-based compensation	0.62
Intangible amortization	0.18
Acquisition, disposition and other items	0.14
Tax adjustment	(0.19)

Non-GAAP net income per diluted share	$1.76

About Non-GAAP Financial Measures

To provide investors and others with additional information regarding VMware’s results, VMware has disclosed in this preliminary earnings release the following non-GAAP financial measures: non-GAAP operating margin and non-GAAP net income per diluted share. VMware has provided a reconciliation of each non-GAAP financial measure used in this preliminary earnings release to the most directly comparable GAAP financial measure. These non-GAAP financial measures differ from GAAP in that they exclude stock-based compensation, employer payroll taxes on employee stock transactions, amortization of acquired intangible assets, realignment charges, acquisition, disposition and other items, and discrete items that impacted our GAAP tax rate, each as discussed below. Our non-GAAP financial measures also reflect the application of our non-GAAP tax rate.

VMware’s management uses these non-GAAP financial measures to understand and compare operating results across accounting periods, for internal budgeting and forecasting purposes, for short- and long-term operating plans, to calculate bonus payments and to evaluate VMware’s financial performance, the performance of its individual functional groups and the ability of operations to generate cash. Management believes these non-GAAP financial measures reflect VMware’s ongoing business in a manner that allows for meaningful period-to-period comparisons and analysis of trends in VMware’s business, as they exclude charges and gains that are not reflective of ongoing operating results. Management also believes that these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating VMware’s operating results and future prospects in the same manner as management and in comparing financial results across accounting periods and to those of peer companies. Additionally, management believes information regarding free cash flow provides investors and others with an important perspective on the cash available to make strategic acquisitions and investments, to repurchase shares, to fund ongoing operations and to fund other capital expenditures.

Management believes these non-GAAP financial measures are useful to investors and others in assessing VMware’s operating performance due to the following factors:

•

Stock-based compensation. Stock-based compensation is generally fixed at the time the stock-based instrument is granted and amortized over a period of several years. Although stock-based compensation is an important aspect of the compensation of VMware’s employees and executives, the expense for the fair value of the stock-based instruments VMware utilizes may bear little resemblance to the actual value realized upon the vesting or future exercise of the related stock-based awards. Management believes it is useful to exclude stock-based compensation in order to better understand the long-term performance of VMware’s core business.

•

Employer payroll taxes on employee stock transactions. The amount of employer payroll taxes on stock-based compensation is dependent on VMware’s stock price and other factors that are beyond VMware’s control and do not correlate to the operation of the business.

•

Amortization of acquired intangible assets. A portion of the purchase price of VMware’s acquisitions is generally allocated to intangible assets, such as intellectual property, and is subject to amortization. However, VMware does not acquire businesses on a predictable cycle. Additionally, the amount of an acquisition’s purchase price allocated to intangible assets and the term of its related amortization can vary significantly and are unique to each acquisition. Therefore, VMware believes that the presentation of non-GAAP financial measures that adjust for the amortization of intangible assets provides investors and others with a consistent basis for comparison across accounting periods.

•

Realignment charges. Realignment charges include workforce reductions, asset impairments, losses on asset disposals and costs to exit facilities. VMware’s management believes it is useful to exclude these items, when significant, as they are not reflective of VMware’s core business and operating results.

•

Acquisition, disposition and other items. As VMware does not acquire or dispose of businesses on a predictable cycle and the terms of each transaction can vary significantly and are unique to each transaction, VMware believes it is useful to exclude acquisition, disposition and other items when looking for a consistent basis for comparison across accounting periods. These items include:

•	Direct costs of acquisitions and dispositions, such as transaction and advisory fees.

•	Costs associated with integrating acquired businesses.

•	Accruals for the portion of merger consideration payable in installments that may be paid in cash or VMware stock, at the option of VMware.

•	Gains or losses on investments in equity securities, whether realized or unrealized.

•	Charges recognized for non-recoverable strategic investments or gains recognized on the disposition of strategic investments.

•

Gains or losses on sale or disposal of distinct lines of business or product offerings, or transactions with features similar to discontinued operations, including recoveries or charges recognized to adjust the fair value of assets that qualify as “held for sale.”

•

Certain litigation and other contingencies. VMware, from time to time, may incur charges or benefits that are outside of the ordinary course of VMware’s business related to litigation and other contingencies. VMware believes it is useful to exclude such charges or benefits because it does not consider such amounts to be part of the ongoing operation of VMware’s business and because of the singular nature of the claims underlying such matters.

•

Tax adjustment. Non-GAAP financial information for the quarter is adjusted for a tax rate equal to VMware’s annual estimated tax rate on non-GAAP income. This rate is based on VMware’s estimated annual GAAP income tax rate forecast, adjusted to account for items excluded from GAAP income in calculating VMware’s non-GAAP income as well as significant tax adjustments. VMware’s estimated tax rate on non-GAAP income is determined annually and may be adjusted during the year to take into account events or trends that VMware management believes materially impact the estimated annual rate including, but not limited to, significant changes resulting from tax legislation, material changes in the geographic mix of revenue and expenses, changes to our corporate structure and other significant events. Due to the differences in the tax treatment of items excluded from non-GAAP earnings, as well as the methodology applied to VMware’s estimated annual tax rates as described above, the estimated tax rate on non-GAAP income may differ from the GAAP tax rate and from VMware’s actual tax liabilities.

The use of non-GAAP financial measures has certain limitations because they do not reflect all items of income and expense that affect VMware’s operations. Specifically, in the case of stock-based compensation, if VMware did not pay out a portion of its compensation in the form of stock-based compensation and related employer payroll taxes, the cash salary expense included in operating expenses would be higher, which would affect VMware’s cash position. VMware compensates for these limitations by reconciling the non-GAAP financial measures to the most comparable GAAP financial measures. These non-GAAP financial measures should be considered in addition to, not as a substitute for or in isolation from, measures prepared in accordance with GAAP and should not be considered measures of VMware’s liquidity. Further, these non-GAAP measures may differ from the non-GAAP information used by other companies, including peer companies, and therefore comparability may be limited.

Management encourages investors and others to review VMware’s financial information in its entirety and not rely on a single financial measure.